SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

1000 Corporate Drive

Suite 600

Fort Lauderdale, FL 33334

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As of August 6, 2008, eDiets.com, Inc. (“the Company”) entered into an amended and restated Product Services and Supply Agreement (“Agreement”) with its meal delivery supplier, Purfoods, LLC. The Agreement has a five year term and may be terminated by either party upon one hundred eighty (180) days notice to the other party. The Agreement sets forth the terms governing the manufacture, supply, management and fulfillment of inventory for the Company’s prepared meal delivery program.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Agreement is provided to give investors information regarding the Agreement’s terms. It is not provided to give investors factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to that Agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under this Agreement and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

Item 2.02	Results Of Operations And Financial Condition

On August 6, 2008, eDiets.com, Inc. issued a press release announcing results of operations for its three months and six months ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Product Services and Supply Agreement between eDiets.com, Inc. and Purfoods, LLC*

99.1	eDiets.com, Inc. Press Release, issued August 6, 2008.

*	Confidential treatment requested pursuant to Rule 24B-2 promulgated under the Securities and Exchange Act of 1934. Confidential portions of this document have been redacted and have been filed separately with the SEC.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Steve Rattner
Steve Rattner
President and Chief Executive Officer

Date: August 11, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Product Services and Supply Agreement between eDiets.com, Inc. and Purfoods, LLC*

99.1	Press Release dated August 6, 2008.

*	Confidential treatment requested pursuant to Rule 24B-2 promulgated under the Securities and Exchange Act of 1934. Confidential portions of this document have been redacted and have been filed separately with the SEC.